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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-47371) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.

                        POST-EFFECTIVE AMENDMENT NO. 45

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 46


                             VANGUARD FIXED INCOME
                             SECURITIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             100 VANGUARD BOULEVARD
                             MALVERN, PA 19355-0741
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


            IT IS HEREBY REQUESTED THAT THIS FILING BECOME EFFECTIVE


          60 days after filing pursuant to paragraph (a) of Rule 485.


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24f-2 NOTICE FOR THE YEAR ENDED JANUARY 31, 1997 ON MARCH 13, 1997.

================================================================================

                  VANGUARD FIXED INCOME SECURITIES FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                   LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Highlights
    Item 3.   Condensed Financial Information...............   Financial Highlights
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment Policies;
                                                               General Information
    Item 5.   Management of the Fund........................   Directors and Officers; Management of
                                                               the Fund
    Item 6.   Capital Stock and Other Securities............   Opening an Account and Purchasing
                                                               Shares; Selling Your Shares; The
                                                               Share Price of the Portfolio;
                                                               Dividends, Capital Gains and Taxes;
                                                               General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account and
                                                               Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling Your Shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                     LOCATION IN STATEMENT
                        ITEM NUMBER                                  OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objective and Policies;
                                                               General Information
   Item 13.   Investment Objective and Policies.............   Investment Objective and Policies;
                                                               Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund; Investment
                                                               Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund; General
                                                               Information
   Item 16.   Investment Advisory and Other Services........   Management of the Fund; Investment
                                                               Management
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   General Information; Financial
                                                               Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption of
                                                               Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

       INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THE SHORT-TERM CORPORATE PORTFOLIO INSTITUTIONAL SHARES OF THE FUND MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATES IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS OF THE SHORT-TERM CORPORATE PORTFOLIO. PORTFOLIO SHARES OF THE FUND PLEASE CONTACT VANGUARD INSTITUTIONAL INVESTOR SERVICES AT 1-800-523-1036.



                             SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED MAY 22, 1997


================================================================================
[VANGUARD FIXED INCOME SECURITIES  FUND LOGO]

Short-Term Corporate Portfolio --
Institutional Shares                             A Member of The Vanguard Group

================================================================================


PROSPECTUS -- JULY 21, 1997

--------------------------------------------------------------------------------


FUND INFORMATION: PARTICIPANT SERVICES -- 1-800-523-8066

--------------------------------------------------------------------------------


INVESTMENT       Vanguard Fixed Income Securities Fund, Inc. (the "Fund") is an
OBJECTIVE        open-end diversified investment company that consists of nine
AND POLICIES     Portfolios. This prospectus pertains only to the Fund's
                 Short-Term Corporate Portfolio (the "Portfolio"). The objective of the Portfolio is to provide investors with a high level of income consistent with the maintenance of principal and liquidity by investing in investment grade fixed income securities with an average maturity of one to three years.
                 There is no assurance that the Portfolio will achieve its stated objective. Shares of the Portfolio are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

--------------------------------------------------------------------------------


INVESTMENT       The Portfolio offers two separate classes of shares to
ALTERNATIVES     investors. The Portfolio's "Institutional Shares" are designed primarily for investors who meet a minimum initial investment of $50 million and generally do not require special employee benefit plan services. Only the Institutional Shares are offered through this prospectus; the Portfolio's other class of shares, the "Portfolio Shares," are offered through a separate prospectus. To obtain information on the Portfolio Shares, please call 1-800-662-7447 (SHIP), Monday through Friday, from 8:00 a.m. to 9:00 p.m. and Saturday from 9:00 a.m. to 4:00 p.m.
                 (Eastern time).

--------------------------------------------------------------------------------


OPENING AN       Shares of the Portfolio may be purchased by Federal Funds wire.
ACCOUNT          The minimum initial investment is $50 million.

--------------------------------------------------------------------------------


ABOUT THIS       This Prospectus is designed to set forth concisely the
PROSPECTUS       information you should know about the Portfolio before you invest. It should be retained for future reference. A
                 "Statement of Additional Information" containing additional information about the Portfolio has been filed with the Securities and Exchange Commission. This Statement is dated
                 July 21, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Portfolio or by calling our Participant Services
                 Department. The Securities and Exchange Commission maintains a website (http.//WWW.sec.gov) which contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                  Page
Portfolio Expenses.................  2
Financial Highlights...............  3
Yield and Total Return.............  4

FUND INFORMATION
Investment Objective...............  4
Investment Policies................  4

                                  Page
Investment Risks...................  5
Who Should Invest..................  6
Implementation of Policies.........  7
Investment Limitations............. 10
Management of the Portfolio........ 11
Investment Advisers................ 11

                                  Page
Dividends, Capital Gains
  and Taxes........................ 13
The Share Price of
  The Portfolio.................... 14
General Information................ 14
Shareholder Guide.................. 16


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO EXPENSES    The following table illustrates ALL expenses and fees that you would incur as a shareholder of each share class of the Short-Term Corporate Portfolio. For the Portfolio
                      Shares, these expenses and fees are based upon those incurred during the fiscal year ended January 31, 1997.
                      Because the Institutional Shares of the Portfolio were not offered prior to July 21, 1997, expenses and fees for this share class are estimates based on the historical expenses of the Portfolio Shares for the 1997 fiscal year.



                                                                                        INSTITUTIONAL
                                                                                          SHARES OF
                                                                          SHORT-TERM      SHORT-TERM
                                                                           CORPORATE      CORPORATE
                                SHAREHOLDER TRANSACTION EXPENSES           PORTFOLIO      PORTFOLIO
                        ------------------------------------------------------------------------------
                        Sales Load Imposed on Purchases.................      None           None
                        Sales Load Imposed on Reinvested Dividends......      None           None
                        Redemption Fees*................................      None           None
                        Exchange Fees...................................      None           None



                                                                                        INSTITUTIONAL
                                                                                          SHARES OF
                                                                          SHORT-TERM      SHORT-TERM
                                                                           CORPORATE      CORPORATE
                                 ANNUAL FUND OPERATING EXPENSES            PORTFOLIO      PORTFOLIO
                        ------------------------------------------------------------------------------
                        Management & Administrative Expenses............      0.19%            --%
                        Investment Advisory Fees........................      0.01             --
                        12b-1 Fees......................................      None           None
                        Other Expenses
                          Distribution Costs............................      0.03%            --%
                          Miscellaneous Expenses........................      0.02             --
                                                                          ---------     -----------
                        Total Other Expenses............................      0.05             --
                                                                          ---------     -----------
                                  TOTAL OPERATING EXPENSES..............      0.25%          0.15%
                                                                          =========     ===========



                       * Wire redemptions of less than $5,000 are subject to a
                      $5 processing fee.



                      The purpose of this table is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Portfolio.


                      The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.


                                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                  ------   -------   -------   --------
                        Short-Term Corporate Portfolio..........   $  3      $ 8       $14       $ 32
                        Short-Term Corporate
                          Portfolio - Institutional Shares......   $ --      $--       $--       $ --


                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL
HIGHLIGHTS            The following financial highlights for a share outstanding throughout each period have been audited by Price
                      Waterhouse LLP, independent accountants, whose reports on the financial statements which contain this information were unqualified. This information should be read in conjunction with the Portfolio's financial statements and notes thereto, which, together with the remaining portions of the Fund's 1997 Annual Report to Shareholders, are incorporated by reference in the Statement of Additional
                      Information and in this Prospectus, and which appear, along with the reports of Price Waterhouse LLP, in the Fund's 1997 Annual Report to Shareholders. For a more complete discussion of the Fund's performance, please see the Fund's 1997 Annual Report to Shareholders which may be obtained without charge by writing to the Fund or by calling our Investor Information Department at 1-800-662-7447.



                      These financial highlights relate only to the Portfolio Shares of the Short-Term Corporate Portfolio; the Institutional Shares were not available prior to July 21, 1997.



                                         -----------------------------------------------------------------------------------
                                                          SHORT-TERM CORPORATE PORTFOLIO -- PORTFOLIO SHARES
                                         -----------------------------------------------------------------------------------
                                                                        YEAR ENDED JANUARY 31,
                                         -----------------------------------------------------------------------------------
                                      1997     1996     1995     1994     1993     1992     1991     1990     1989     1988
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR.............................  $10.94   $10.40   $10.94   $10.99   $10.88   $10.50   $10.34   $10.23   $10.43   $10.67
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
INVESTMENT OPERATIONS
  Net Investment Income............    .663     .671     .596     .605     .695     .804     .876     .895     .833     .761
  Net Realized and Unrealized Gain
    (Loss) on Investments..........   (.190)    .540    (.540)    .049     .275     .380     .160     .110    (.200)   (.240)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL FROM INVESTMENT
      OPERATIONS...................    .473    1.211     .056     .654     .970    1.184    1.036    1.005     .633     .521
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net
    Investment Income..............   (.663)   (.671)   (.596)   (.605)   (.695)   (.804)   (.876)   (.895)   (.833)   (.761)
  Distributions from Realized
    Capital Gains..................      --       --       --    (.099)   (.165)      --       --       --       --       --
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    TOTAL DISTRIBUTIONS............   (.663)   (.671)   (.596)   (.704)   (.860)   (.804)   (.876)   (.895)   (.833)   (.761)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.......  $10.75   $10.94   $10.40   $10.94   $10.99   $10.88   $10.50   $10.34   $10.23   $10.43
============================================================================================================================
TOTAL RETURN.......................    4.52%   11.95%    0.60%    6.11%    9.29%   11.70%   10.47%   10.18%    6.31%    5.16%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (Millions).......................  $4,531   $3,873   $2,924   $3,573   $2,811   $1,911     $829     $597     $493     $429
Ratio of Expenses to Average
  Net Assets.......................    0.25%    0.27%    0.28%    0.26%    0.27%    0.26%    0.31%    0.28%    0.34%    0.33%
Ratio of Net Investment Income to
  Average Net Assets...............    6.18%    6.23%    5.66%    5.48%    6.33%    7.44%    8.48%    8.70%    8.17%    7.36%
Portfolio Turnover Rate............      45%      62%      69%      61%      71%      99%     107%     121%     165%     258%
----------------------------------------------------------------------------------------------------------------------------

YIELD AND             From time to time each share class of the Portfolio may
TOTAL RETURN          advertise its yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance. The "total return" of a class of shares of the Portfolio refers to the average annual compounded rates of return over one- , five- and ten-year periods or for the life of the class of shares of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and capital gains distributions. The investment results of each class of shares of the Portfolio will vary.



                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of each share class of the Portfolio is calculated by dividing net investment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and dividend income per share earned by the class of shares; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts of that class. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolio to maintain its books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account or the yield reported in the Fund's Reports to Shareholders.



                      Additionally, the Portfolio may compare its performance to that of the Lehman Aggregate Bond Index, and may advertise its duration, a measure of a Portfolio's sensitivity to interest rate changes.

--------------------------------------------------------------------------------



INVESTMENT            The Short-Term Corporate Portfolio is part of Vanguard
OBJECTIVE             Fixed Income Securities Fund, a no-load, open-end,
                      diversified investment company that seeks to provide
THE PORTFOLIO         investors with a high level of income consistent with the
SEEKS TO PROVIDE      maintenance of principal and liquidity.
A HIGH LEVEL
OF CURRENT INCOME



                      The Portfolio seeks to achieve this objective by investing in investment-grade fixed income securities and by maintaining an average maturity of one to three years. There is no assurance that the Portfolio will achieve its stated objective.



                      The investment objective for the Fund is not fundamental and so may be changed by the Board of Directors without shareholder approval. Any such change could result in the Fund having investment objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund. However, shareholders would be notified prior to any material change in the Fund's objective.

--------------------------------------------------------------------------------

INVESTMENT            The SHORT-TERM CORPORATE PORTFOLIO invests in the
POLICIES              following investment grade fixed-income securities:

                      (1) Short-term and intermediate-term corporate debt
                          securities;

                      (2) U.S. Treasury and U.S. Government agency obligations;

                      (3) Obligations issued by state and municipal governments
                          and their agencies and instrumentalities;

                      (4) Bank obligations, including certificates of deposit and bankers acceptances;

                      (5) Commercial paper; and

                      (6) Repurchase agreements collateralized by these
                          securities.

                      Investment grade corporate debt securities are those rated a minimum of Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("Standard & Poor's"). Investment grade commercial paper is rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or Standard & Poor's. At least 70% of the Short-Term Corporate Portfolio's assets will be invested in debt securities rated a minimum of A3 by Moody's or A-by Standard & Poor's, and not more than 30% of the Portfolio's assets may be invested in debt securities rated Baa by Moody's or BBB by Standard & Poor's. Securities rated Baa or BBB are considered medium grade obligations. Interest payments and principal are regarded as adequate for the present, but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and have speculative characteristics.

                      In the event that a security held by the Portfolio is downgraded, the Portfolio may continue to hold such security until such time as the adviser deems it advantageous to dispose of the security.

                      In an effort to minimize fluctuations in market value, the Short-Term Corporate Portfolio is expected to maintain a dollar-weighted average maturity between 1 and 3 years. The Short-Term Corporate Portfolio may also hold securities of foreign issuers provided such securities are denominated in U.S. dollars, and may invest in bond (interest rate) futures and options to a limited extent. See "Implementation of Policies" for a description of these investment practices of the Portfolio.


                      The Portfolio is managed without regard to tax ramifications, and is also responsible for voting the shares of all securities it holds.

--------------------------------------------------------------------------------


INVESTMENT RISKS      As a mutual fund investing in fixed-income securities, the
                      Portfolio is subject primarily to interest rate and credit
THE PORTFOLIO IS risk. INTEREST RATE RISK is the potential for a decline in SUBJECT PRIMARILY bond prices due to rising interest rates. In general, bond
TO INTEREST RATE,     prices vary inversely with interest rates. When interest
INCOME, CREDIT AND    rates rise, bond prices generally fall. Conversely, when
MANAGER RISK          interest rates fall, bond prices generally rise. The
                      change in price depends on several factors, including the bond's maturity date. In general, bonds with longer maturities are more sensitive to changes in interest rates than bonds with shorter maturities.


                      These principles of interest rate risk also apply to U.S. Treasury and U.S. Government agency securities. As with other bond investments, U.S. Government securities will rise and fall in value as interest rates change. A SECURITY BACKED BY THE U.S. TREASURY OR THE FULL FAITH AND CREDIT OF THE UNITED STATES IS GUARANTEED ONLY AS TO THE TIMELY PAYMENT OF INTEREST AND PRINCIPAL WHEN HELD TO MATURITY. THE CURRENT MARKET PRICES FOR SUCH SECURITIES ARE NOT GUARANTEED AND WILL FLUCTUATE.

                      As an illustration of interest rate risk, the charts below depict the effect of a one and two percentage point change in interest rates on three bonds of varying maturities:

                       PERCENT CHANGE IN THE PRICE OF A PAR BOND YIELDING 7.5%

                                                           1 PERCENTAGE POINT    1 PERCENTAGE POINT
                                                              INCREASE IN           DECREASE IN
                                STATED MATURITY              INTEREST RATES        INTEREST RATES
                        -------------------------------    ------------------    ------------------
                        Short-Term (2.5 years)                    - 2.2%                + 2.3%
                        Intermediate-Term (10 years)              - 6.6%                + 7.3%
                        Long-Term (20 years)                      - 9.5%                +11.1%

                                                           2 PERCENTAGE POINT    2 PERCENTAGE POINT
                                                              INCREASE IN           DECREASE IN
                                STATED MATURITY              INTEREST RATES        INTEREST RATES
                        -------------------------------    ------------------    ------------------
                        Short-Term (2.5 years)                    - 4.3%                + 4.6%
                        Intermediate-Term (10 years)              -12.7%                +15.2%
                        Long-Term (20 years)                      -17.8%                +24.1%


                      These charts are intended to provide you with guidelines for determining the degree of interest rate risk you may be willing to assume. The yield and price changes shown should not be taken as representative of the Portfolio's current or future yield or expected changes in the Portfolio's share price.



                      INCOME RISK is the potential for a decline in the Portfolio's income due to falling market interest rates. In relative terms, income risk will be higher for the Fund's shorter-term Portfolios and lower for the Fund's longer-term Portfolios.



                      The Portfolio is also subject to credit risk. CREDIT RISK, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal to the Portfolio. The credit risk of the Portfolio depends on the quality of its investments. Reflecting their higher risks, lower-quality bonds generally offer higher yields (all other factors being equal).



                      Finally, the investment adviser manages the Portfolio according to the traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. MANAGER RISK refers to the possibility that the Portfolio's investment adviser may fail to execute the Portfolio's investment strategy effectively. As a result, the Portfolio may fail to achieve its stated objective.






THE PORTFOLIO         Interest rate risk for the SHORT-TERM CORPORATE PORTFOLIO
PROVIDES MODERATE     should be modest. Because of its short-term average
EXPOSURE TO           weighted maturities, the Portfolio is expected to exhibit
INTEREST RATE RISK    low to moderate price fluctuations as interest rates
                      change.



THE PORTFOLIO         With its well diversified corporate bond holdings and its
PROVIDES              emphasis on high-quality bonds, overall credit risk should
LOW EXPOSURE          be quite low.
TO CREDIT RISK

--------------------------------------------------------------------------------


WHO SHOULD            The Portfolio is intended for investors who are seeking a
INVEST                high level of current income from their investments. The
                      Portfolio is also suitable for investors with common stock
INVESTORS SEEKING     holdings who are seeking a complementary fixed-income
CURRENT INCOME        investment to create a more diversified and balanced
                      investment mix. Because of potential fluctuations in its share price, the Portfolio may be inappropriate for short-term investors who require maximum stability of principal. Because of the risks associated with bond investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements.



                      Investors who engage in excessive account activity generate additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfolio has adopted the following policies. The Portfolio reserves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Additionally, the Portfolio has adopted exchange privilege limitations as described in the section "Exchange Privilege Limitations." Finally, the Portfolio reserves the right to suspend the offering of its shares.



                      You should base your selection of the Portfolio on your own objectives, risk preferences, and time horizon.



                      The SHORT-TERM CORPORATE PORTFOLIO is designed for investors who are seeking yields that are more durable and usually higher than those available from money market funds, and who can tolerate modest fluctuations in the value of their investment.

--------------------------------------------------------------------------------


IMPLEMENTATION        The Portfolio utilizes a variety of investment practices
OF POLICIES           in pursuit of its objective.

THE PORTFOLIO MAY
INVEST IN REPURCHASE
AGREEMENTS



                      The Portfolio may invest in repurchase agreements according to the restrictions and limitations set forth in "Investment Policies." A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to a Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Portfolio will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.



                      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio and not within the control of the Portfolio. As a result, the Portfolio's ability to realize on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.





THE PORTFOLIO MAY     The Portfolio may own restricted or illiquid securities to
OWN RESTRICTED OR     a limited extent. Restricted or illiquid securities are
ILLIQUID SECURITIES   securities which are not freely marketable or which are
                      subject to restrictions upon sale under the Securities Act of 1933. The Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. The Fund's
                      Board of Directors may from time to time determine certain restricted securities known as Rule 144A securities to be liquid. Such securities will not be subject to the 15% limitation described above.


THE PORTFOLIO MAY     The Short-Term Corporate Portfolio may hold securities of
INVEST IN SECURITIES  foreign issuers, but all such securities must be
OF FOREIGN ISSUERS    denominated in U.S. dollars. Securities of foreign issuers may trade in U.S. or foreign securities markets.
                      Securities of foreign issuers may involve investment risks that are different from those of domestic issuers. Such risks include the effect of foreign economic policies and conditions, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental restrictions on foreign debt issuers.
                      There may also be less publicly available information about a foreign issuer than a domestic issuer of securities. Foreign issuers are generally not subject to the uniform accounting, auditing and financial reporting standards that apply to domestic issuers. Also, foreign debt markets may be characterized by lower liquidity, greater price volatility, and higher transaction costs.
                      Additionally, it may be difficult to obtain or enforce a legal judgment in a foreign court.



THE PORTFOLIO MAY     The Portfolio may invest in futures contracts and options
INVEST IN FUTURES     to a limited extent. Specifically, a Portfolio may enter
CONTRACTS, OPTIONS,   into futures contracts provided that not more than 5% of
AND OTHER DERIVATIVE  its assets are required as a futures contract margin
SECURITIES            deposit; in addition, the Portfolio may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 20% of the Portfolio's assets.



                      Futures contracts and options may be used for several reasons: to maintain cash reserves while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a specific futures contract is priced more attractively than other futures contracts or the underlying security or index. The Portfolio intends to use futures contracts only for bona fide hedging purposes and will not use futures contracts or options for speculative purposes.

FUTURES CONTRACTS     The primary risks associated with the use of futures
AND OPTIONS POSE      contracts and options are: (i) imperfect correlation
CERTAIN RISKS         between the change in market value of the bonds held by a
                      Portfolio and the prices of futures contracts and options;
                      and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of the Portfolio's underlying securities. The risk that a Portfolio will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. When investing in futures contracts, a Portfolio will segregate cash or other liquid portfolio securities in the amount of the underlying obligation.

DERIVATIVE INVESTING  Derivatives are instruments whose value is linked to or derived from an underlying security or index. The most common are futures and options which are described above. Other derivatives include swaps, inverse floaters, IO's (interest only), and PO's (principal only). Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in other securities. The most common imbedded derivative is the call option attached to or imbedded in a callable government or callable corporate bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond, i.e. the bond issuer has the right to call the bond away from the holder of the bond. Any of these instruments may also be used individually or in combination to hedge against unfavorable changes in interest rates, or to speculate on anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e. the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Portfolio will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e. the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.



THE PORTFOLIO MAY     The Portfolio Fund may lend its investment securities to
LEND ITS              qualified institutional investors for either short-term or
SECURITIES            long-term purposes of realizing additional income. Loans
                      of securities by the Portfolio will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, and such loans may not exceed 33 1/3% of the value of the Portfolio's total assets.



THE PORTFOLIO MAY     The Short-Term Corporate Portfolio may invest in
INVEST IN CMOS        collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities.The Short Corporate Portfolio may also purchase CMO's issued by agencies or instrumentalities of the U.S. Government and privately-issued CMOs carrying investment grade ratings. The bonds issued under a CMO structure are divided into groups with varying maturities, and the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. Under the CMO structure, the repayment of principal among the different groups is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" group of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that group of bonds is retired, the next group or groups, in the sequence, as specified in the prospectus, receive all of the principal payments until all of the groups are retired. Aside from market risk, the primary risk involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular group of bonds is exposed to this risk, the bondholder is generally compensated in the form of higher yield (see
                      "Investment Risks"). In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Portfolio will invest in those CMOs that most appropriately reflect its average maturities and market risk profiles. Consequently, the Short-Term Portfolio invests only in CMOs with highly predictable short-term average maturities.

                      The maturity of some classes of CMOs may be very difficult to predict because any such predictions are highly dependent upon assumptions regarding the prepayments which CMOs may experience. Deviations in the actual prepayments experienced may significantly affect the ultimate maturity of CMOs, and in such an event, the maturity and risk characteristics of CMOs purchased by the Portfolio may be significantly greater or less than intended. The possibility that rising interest rates may cause prepayments to occur at a slower than expected rate is known as extension risk. This particular risk may effectively change a CMO which was considered short- or intermediate-term at the time of purchase into a long-term security. Alternatively, there are certain classes of CMOs that are by design constructed to have highly predictable average maturities. Such CMOs will retain their relative predictability over a broad range of prepayment experience. The Portfolios expect to control extension risk by purchasing these specific classes of CMOs which, in the advisers' opinions, are reasonably predictable.




PORTFOLIO TURNOVER    Although it generally seek to invest for the long term,
RATES WILL VARY       the Portfolio retains the right to sell securities
                      regardless of how long they have been held. It is anticipated that the annual portfolio turnover rate for the Short-Term Corporate Portfolio is expected to be relatively high, but not exceeding 300%. The relatively high turnover is due to the short-term maturities of the securities purchased. A higher portfolio turnover rate will cause a Portfolio to incur additional brokerage costs and may cause a Portfolio to realize a higher level of capital gains or losses.

--------------------------------------------------------------------------------


INVESTMENT            The Portfolio has adopted certain limitations designed to
LIMITATIONS           reduce its exposure to specific situations. Some of these
                      limitations are that the Portfolio will not:
THE PORTFOLIO HAS
ADOPTED
CERTAIN FUNDAMENTAL
LIMITATIONS



                      (a) with respect to 75% of its assets, invest more than 5%
                          of the value of its assets in the securities of any single company or purchase more than 10% of the voting securities of any issuer (except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

                      (b) invest more than 5% of its assets in the securities of companies that have a continuous operating history of less than three years;

                      (c) invest more than 25% of its assets in any one
                          industry, provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance will be considered as separate industries);

                      (d) borrow money, except that the Portfolio may borrow
                          from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments; and

                      (e) pledge, mortgage or hypothecate its assets to an
                          extent greater than 5% of the value of its total assets.


                      These investment limitations are considered at the time investment securities are purchased. The limitations described here and in the Statement of Additional Information may be changed only with the approval of a majority of the Portfolio's shareholders.

--------------------------------------------------------------------------------


MANAGEMENT OF         The Portfolio is one of nine Portfolios of Vanguard Fixed
THE PORTFOLIO         Income Securities Fund, a member of The Vanguard Group of
                      Investment Companies, a family of more than 30 investment
VANGUARD ADMINISTERS  companies with more than 90 distinct portfolios and total
AND DISTRIBUTES THE   assets in excess of $260 billion. Through their
PORTFOLIO             jointly-owned subsidiary, The Vanguard Group, Inc.
                      ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard funds. As a result of Vanguard's unique corporate structure, the Vanguard funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).


                      The Officers of the Fund oversee its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                      Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses, which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

                      Vanguard also provides distribution and marketing services to the Vanguard funds. The funds are available on a no-load basis (i.e., there are no sales commissions or 12b-1 fees). However, each fund bears its share of the Group's distribution costs.

--------------------------------------------------------------------------------


INVESTMENT            The Short-Term Corporate Portfolio receives all investment
ADVISERS              advisory services on an at-cost basis from Vanguard's
                      Fixed Income Group. The Group provides investment advisory
VANGUARD MANAGES      services to more than 40 Vanguard money market and bond
THE PORTFOLIO'S       portfolios, both taxable and tax-exempt. Total assets
INVESTMENTS           under management by Vanguard's Fixed Income Group were $80 billion as of January 31, 1997.



                      Ian A. MacKinnon, Senior Vice President of Vanguard, has been in charge of the Fixed Income Group since its inception in 1981. Mr. MacKinnon is responsible for setting the broad investment strategies employed by the Portfolio, and for overseeing the portfolio managers who implement those strategies on a day-to-day basis. The Portfolio's portfolio manager is:



                      Robert F. Auwaerter, a Principal of Vanguard. Mr. Auwaerter also serves as portfolio manager of the Short-Term U.S. Treasury, Long-Term U.S. Treasury, Short-Term

                      Corporate, Intermediate-Term U.S. Treasury, and Intermediate-Term Corporate Portfolios. Associated with the Fixed Income Group since 1981, Mr. Auwaerter has managed the Short-Term Corporate Portfolio since 1983, the Long-Term U.S. Treasury Portfolio since 1994, the Short-Term U.S. Treasury Portfolio since 1996 (previously, the Portfolio was managed by John Hollyer) and each of the other Portfolios since their respective inceptions. (Previously, the Long-Term U.S. Treasury Portfolio was managed by Anthony Jiorle.)


                      The Fixed Income Group manages the investment and reinvestment of the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program, subject to the maturity and quality standards specified in this Prospectus and supplemental guidelines approved by the Fund's Board of Directors. The Fixed Income Group's selection of investments for the Portfolio is based on: (a) continuing credit analysis of those instruments held in the Portfolio and those being considered for inclusion therein; (b) possible disparities in yield relationships between different money market instruments; and (c) actual or anticipated movements in the general level of interest rates.



                      Vanguard's Fixed Income Group is also responsible for the placement of portfolio transactions and the negotiation of commissions for the Portfolio. The purchase and sale of investment securities will ordinarily be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by a Portfolio for securities purchased from an issuer. Purchases from underwriters of securities will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include a dealer's mark-up.



                      In purchasing and selling securities for the Portfolio, it is the Portfolio's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for the Portfolio, consideration will be given to such factors as the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of the competing broker-dealer; and the brokerage and research services provided to the Portfolio.



                      Vanguard's Fixed Income Group may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with the Portfolio. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Fixed Income Group not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

--------------------------------------------------------------------------------

DIVIDENDS,            Dividends consisting of virtually all of the ordinary
CAPITAL GAINS         income of the Portfolio are declared daily and are payable
AND TAXES             to shareholders of record at the time of declaration. Such dividends are paid on the first business day of each
DIVIDENDS ARE PAID    month. Net capital gains distributions, if any, will be
ON THE FIRST BUSINESS made annually.
DAY OF EACH MONTH



                      The Portfolio's dividend and capital gains distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods.



                      In order to satisfy certain requirements of the Tax Reform Act of 1986, the Portfolio may declare year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.



                      The Portfolio intends to continue to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that the Portfolio will not be subject to federal income tax to the extent its income is distributed to shareholders. Dividends paid by the Portfolio from net investment income, whether received in cash or reinvested in additional shares, will be taxable to shareholders as ordinary income. For corporate investors, dividends paid by the Portfolio from net investment income will generally not qualify for the intercorporate dividends-received deduction.



                      Distributions paid by the Portfolio from long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio. Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securities during the year. For the Portfolio, realized capital gains are not expected to be a significant or predictable part of investment return.



                      The Portfolio will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolio. The Portfolio is managed without regard to tax ramifications.



                      Dividends and capital gains are calculated and distributed the same way for each class of shares. The amount of any income dividends per share will vary, however, generally due to the differences in marketing and distribution, account maintenance and shareholder services expenses for the Portfolio's separate share classes.



A CAPITAL GAIN        A sale of shares of the Portfolio is a taxable event and
OR LOSS MAY BE        may result in a capital gain or loss. A capital gain or
REALIZED UPON         loss may be realized from an ordinary redemption of
EXCHANGE OR           shares, a checkwriting redemption, or an exchange of
REDEMPTION            shares between two mutual funds (or two portfolios of a
                      mutual fund).



                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. However, depending on provisions of your state's tax law, the portion of a Portfolio's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The Portfolio will indicate each year the portion of the Portfolio's income, if any, that may qualify for this exemption.



                      The Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with

                      IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or employer identification number and by certifying that you are not subject to backup withholding.


                      The Portfolio has obtained a Certificate of Authority to do business as a foreign corporation in Pennsylvania and does business and maintains an office in that state. In the opinion of counsel, the shares of the Portfolio are exempt from Pennsylvania personal property taxes.



                      The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Portfolio.

--------------------------------------------------------------------------------


THE SHARE PRICE OF    The share price or "net asset value" per share of each
THE PORTFOLIO         class of the Portfolio equals net assets attributable to a class divided by shares outstanding of the class. The net asset value is determined as of the close of the New York
                      Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market.


                      However, bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price, or when stock exchange valuations are used, at the latest quoted sale price on the date of valuation. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium which approximates market. Other assets and securities for which no quotations are readily available will be valued in good faith at fair market value using methods determined by the Board of Directors.


                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of the Vanguard Group.

--------------------------------------------------------------------------------


GENERAL               The Fund is a Maryland corporation. The Articles of
INFORMATION           Incorporation permit the Directors to issue 4,550,000,000
                      shares of common stock, with a $.001 par value. The Board of Directors has the power to designate one or more classes ("Portfolios") of shares of common stock and to classify or reclassify any unissued shares with respect to such classes. Currently the Fund is offering shares of nine Portfolios. The Short-Term Corporate Portfolio offers two separate classes of shares, Portfolio Shares and Institutional Shares. The Portfolio Shares are available to investors who meet the minimum initial investment of $3,000 ($1,000 for retirement plan accounts) and may require special employee benefit plan services. The
                      Institutional Shares are designed for investors who generally do not require special employee benefit plan services and meet the minimum initial investment of $50 million.

                      The shares of each Portfolio are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Director or Directors of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.


                      All securities and cash for the Short-Term Corporate Portfolio are held by CoreStates Bank, N.A., Philadelphia, PA. CoreStates Bank, N.A. Philadelphia, PA, holds daily cash balances that are used by the Portfolio to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Portfolio's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Portfolio and will audit its financial statements annually. The Portfolio is not involved in any litigation.

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                                       15

                               SHAREHOLDER GUIDE





OPENING AN            To open an account, complete an Account Registration Form
ACCOUNT AND           and mail it to:
PURCHASING
SHARES



                           VANGUARD FINANCIAL CENTER
                           VANGUARD FIXED INCOME SECURITIES FUND
                           SHORT-TERM CORPORATE PORTFOLIO -- INSTITUTIONAL
                           SHARES
                           ATTN: INSTITUTIONAL INVESTOR SERVICES
                           P.O. BOX 1472
                           VALLEY FORGE, PA 19482



                      For express or registered mail, send your registration form to: Vanguard Financial Center, Vanguard Fixed Income Securities Fund, SHORT-TERM CORPORATE
                      PORTFOLIO -- INSTITUTIONAL SHARES, Attn: Institutional Investor Services, 100 Vanguard Boulevard, Malvern, PA 19355.



                      Once the account has been opened, Vanguard will assign an Institutional Investor Services Representative for future account transactions.



                      Shares of the Portfolio may be purchased by Federal Funds wire. The minimum initial investment for the Portfolio is $50 million. Please contact your Institutional Investor Service Representative or call the Vanguard Group at 1-800-523-8066 to notify the Portfolio of the intended investment and to receive an account number. Wiring instructions are provided below.



                      Subsequent investments of $5 million or more will be credited to an account on the date of purchase if Vanguard is notified one business day in advance of the intended purchase and a Federal Funds wire is received by 4:00 p.m. (Eastern time) on the date of purchase. See "Trade Date Policy."


                      The Fund's shares are purchased at the next-determined net asset value after your investment has been received in the form of Federal Funds. See "When Your Account Will Be Credited." The Fund is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).


PURCHASE              1) Because of the risks associated with bond investments,
RESTRICTIONS             the Portfolio is intended to be a long-term investment
                         vehicle and is not designed to provide investors with a means of speculating on short-term market movements.
                         Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Fund also reserves the right to suspend the offering of shares for a period of time.


                      2) Vanguard will not accept third-party checks to purchase shares of the Fund. Please be sure your purchase check is made payable to The Vanguard Group.


ADDITIONAL            Additional investments may be made at any time by wiring
INVESTMENTS           monies to Vanguard. As noted above, investments of $5
PLEASE CONTACT YOUR   million or more require prior-day notification to qualify
SERVICE               for credit on the date of purchase. To ensure prompt
REPRESENTATIVE        investment, please notify your Institutional Investor
                      Services Representative in advance of the wire.

                      ----------------------------------------------------------

PURCHASING BY WIRE                       CORESTATES BANK, N.A.
Money should be                          ABA 031000011
wired to:                                CORESTATES NO 0101 9897
                                         ATTN VANGUARD
BEFORE WIRING                            VANGUARD FIXED INCOME SECURITIES FUND --
Please contact your                      VANGUARD SHORT-TERM CORPORATE PORTFOLIO -- INSTITUTIONAL SHARES
Service Representative                   ACCOUNT NUMBER
                                         ACCOUNT REGISTRATION



                      To assure proper receipt, please be sure your bank includes the Portfolio name, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If you are opening a new account, complete the Account Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE:
                      Federal Funds wire purchase orders will be accepted only when the Portfolio and Custodian Bank are open for business.

                      ----------------------------------------------------------


PURCHASING BY         You may open an account or purchase additional shares by
EXCHANGE (from a      making an exchange from an existing Vanguard Fund account.
Vanguard account)     However, the Portfolio reserves the right to refuse any
                      exchange purchase request. Call our Service Representative or call Participant Services (1-800-523-8066.)



DISTRIBUTION          Dividend and capital gains distributions paid by the
OPTIONS               Portfolio will be automatically reinvested in additional
                      shares of the same class of shares of the Fund that you own. A cash dividend option is also available. Please contact your Service Representative for further information.



CERTIFICATES          Share certificates will not be issued for the Portfolio.



ELECTRONIC            You may receive a prospectus for the Fund or any of the
PROSPECTUS            Vanguard Funds in an electronic format. Please call
DELIVERY              1-800-231-7870 for additional information. If you elect to do so, you may also receive a paper copy of the prospectus, by calling 1-800-523-8066.

--------------------------------------------------------------------------------


TRADE DATE            Investments will be credited on the date of purchase under
POLICY                the following conditions:



                      - FOR INVESTMENTS OF $5 MILLION OR MORE: The Fund must be notified of the intended purchase by the close of the New York Stock Exchange, (generally 4:00 p.m. Eastern time) on the prior business day and the Federal Funds wire must be received by Vanguard by the close of the Exchange on the date of purchase.



                      - FOR INVESTMENTS OF LESS THAN $5 MILLION: The Fund must be notified of the intended purchase by 10:45 a.m. Eastern time) on the day of purchase and the Federal Funds wire must be received by the close of the Exchange.



                      Generally, if these requirements are not met, an investment will be credited to the account on the business day following receipt of a Federal Funds wire.



                      The trade date, the day on which an account is credited, is generally the day on which the Fund receives an investment in the form of Federal Funds. For purchases by Federal Funds wire or by exchange, the Fund is credited immediately with Federal Funds. If a purchase by Federal Funds wire or exchange is received by the close of the New York Stock Exchange, (generally 4:00 p.m. Eastern time), the trade date is the day of receipt assuming proper notification has been given, as described above. If a purchase is received after the close of the Exchange, the trade date is the business day following the receipt of the wire or exchange.

--------------------------------------------------------------------------------


SELLING               Any portion of an account may be withdrawn by contacting
SHARES                your Institutional Investor Services Representative. The
                      redemption proceeds will be wired to the bank account
WIRE PROCEEDS         indicated on the Account Registration Form on the business day following receipt of a request.



                      For a redemption of an entire account balance, accrued dividends will not be included in the initial redemption wire, but will be sent separately by check or wire.



                      Wire redemptions of less than $5,000 are subject to a $5 charge deducted from the principal in your account. There is no charge for wire redemptions of $5,000 or more, or for subsequent dividend wires.



                      For our mutual protection, wiring instructions must be on file at Vanguard prior to executing any redemption request. A request to change the bank account associated with the wire redemption feature or a request to wire funds to a bank other than that on file must be received in writing. A signature guarantee of an authorized officer is required if the bank registration is not identical to the Vanguard Fund account registration.



SELLING BY
EXCHANGE Shares may also be sold by making an exchange to another Vanguard Fund account. For further information, please contact your Institutional Investor Services Representative.

--------------------------------------------------------------------------------


OTHER REDEMPTION      The Portfolio may suspend the redemption rights or
INFORMATION           postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange
                      Commission.



                      The Portfolio reserves the right to redeem shares of any account with a balance of less than $50 million. This action will be taken when the balance of the account falls below $50 million due to account redemptions. Reductions in account balances due to market depreciation will not be considered until the account balance declines to less than $- million. Investors will be provided with 60 days' notice before any such action is taken.

--------------------------------------------------------------------------------


REQUIRED              The Portfolio reserves the right to convert an investor's
CONVERSION            Institutional Shares into Portfolio Shares if the
TO INDIVIDUAL         investor's account balance falls below $50 million. Any
SHARE CLASS           such conversion will be preceded by written notice to the
                      investor and will be effected on the basis of the relative net asset values of the Portfolio's Portfolio Shares and Institutional Shares. There will be no loads, fees or other charges imposed on required conversions.


--------------------------------------------------------------------------------



EXCHANGING
SHARES Shares of the Portfolio may be exchanged for those of other available Vanguard Portfolios or classes of Portfolios either by telephone or mail. Contact your Institutional Investor Services Representative for further information. Telephone exchange requests must ordinarily be received by the close of trading on the New

                      York Stock Exchange (generally 4:00 p.m. Eastern time) in order to be processed on the date of receipt. The new Fund account will bear the identical registration of the Vanguard Short-Term Corporate Portfolio Institutional Shares account.



                      Telephone exchanges are not permitted for several Vanguard Funds, and there also may be restrictions on new investments in certain Funds. Large exchange requests (i.e., those over $250,000) require prior approval by Vanguard on behalf of the Fund. Contact your Institutional Investor Services Representative for full information, including a prospectus.



                      Neither the Portfolio nor Vanguard is responsible for the authenticity of exchange instructions received by telephone. Every effort will be made to maintain the exchange privilege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time.

--------------------------------------------------------------------------------


IMPORTANT             The ability to initiate redemptions (except wire
INFORMATION           redemptions) and exchanges by telephone is automatically
ABOUT TELEPHONE       established on your account unless you request in writing
TRANSACTIONS          that telephone transactions on your account not be
                      permitted. The ability to initiate wire redemptions by telephone will be established on your account only if you specifically elect this option in writing.



                      To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:



                      1. SECURITY CHECK. To request a transaction by telephone, the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number, (iii) the exact name and address used in the registration; and
                          (iv) the Social Security or Employer Identification number listed on the account.



                      2. PAYMENT POLICY. The proceeds or any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record, only. In the case of a telephone redemption by wire, the wire transfer will be made only in accordance with the shareowner's prior written instructions.



                      Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

--------------------------------------------------------------------------------


OTHER                 For corporate investors, a current corporate resolution
ACCOUNT               must be maintained on file at Vanguard at all times. The
INFORMATION           initial application serves as a corporate resolution. Any
                      revisions to a corporate resolution must be submitted to your Institutional Investor Services Representative at
                      Vanguard.

                      To change the registration of an account, a request must be submitted in writing to Vanguard and include the following information: the account number and portfolio name; authorized signatures; any applicable signature guarantees; and other supporting legal documents as necessary.



                      All requests should be mailed to the following address:



                                 VANGUARD FINANCIAL CENTER
                                 ATTN: INSTITUTIONAL INVESTOR SERVICES
                                 P.O. BOX 1472
                                 VALLEY FORGE, PA 19482

                      ----------------------------------------------------------

      --------                                                                                  [FLAG LOGO]

                                 [VANGUARD FIXED INCOME SECURITIES FUND LOGO]    [VANGUARD FIXED INCOME SECURITIES FUND LOGO]
                                 --------------------------------------------       P   R   O   S   P   E   C   T   U   S
                                 THE VANGUARD GROUP
                                 Vanguard Financial Center                                    JULY 21, 1997
                                 P.O. Box 2600                                                     LOGO
                                 Valley Forge, PA 19482

                                 INVESTOR INFORMATION
                                 DEPARTMENT:
                                 1-800-662-7447 (SHIP)

                                 CLIENT SERVICES
                                 DEPARTMENT:
                                 1-800-662-2739 (CREW)

                                 TELE-ACCOUNT FOR
                                 24-HOUR ACCESS:
                                 1-800-662-6273 (ON-BOARD)

                                 TELECOMMUNICATION SERVICE
                                 FOR THE HEARING-IMPAIRED:
                                 1-800-662-2738

                                 TRANSFER AGENT:
                                 The Vanguard Group, Inc.
                                 Vanguard Financial Center
                                 Valley Forge, PA 19482

                                                             A Member of
                                                      [THE VANGUARD GROUP LOGO]
--------------------------------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE INSTITUTIONAL SHARES OF THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS. TO OBTAIN A CURRENTLY EFFECTIVE PROSPECTUS FOR THE PORTFOLIO SHARES OF VANGUARD FIXED INCOME SECURITIES FUND, PLEASE CONTACT VANGUARD INSTITUTIONAL INVESTOR SERVICES AT 1-800-523-1036.


                             SUBJECT TO COMPLETION



                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION


                               DATED MAY 22, 1997


                                     PART B

                  VANGUARD FIXED INCOME SECURITIES FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION


                                 JULY 21, 1997



     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated July 21, 1997). To obtain this Prospectus, please call the Investor Information Department:


                                 1-800-662-7447
                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
The Fund..................................................................................     1
Investment Objective and Policies.........................................................     1
Purchase of Shares........................................................................     5
Redemption of Shares......................................................................     6
Shareholder Services......................................................................     6
Investment Limitations....................................................................     7
Management of the Fund....................................................................     9
Investment Advisory Services..............................................................    12
Portfolio Transactions....................................................................    14
Yield and Total Return....................................................................    15
Financial Statements......................................................................    16
Performance Measures......................................................................    16
Other Definitions.........................................................................    17
Appendix -- Description of Securities and Ratings.........................................    18

                                    THE FUND

     Vanguard Fixed Income Securities Fund, Inc. (the "Fund") is an open-end, diversified, management investment company whose shares are currently offered in nine distinct Portfolios. Each Portfolio of the Fund in effect represents a separate mutual fund with its own investment objective and policies.

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies set forth in the Fund's Prospectus:

     REPURCHASE AGREEMENTS Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Portfolio acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor a Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Portfolio. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" below.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While each Portfolio's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio of the Fund may lend its investment securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms and the structure of such loans are not inconsistent with the Investment Company Act of 1940, as amended, or the Rules and Regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100 percent of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receive reasonable interest on the loan (which may include the Portfolio's investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. Each Portfolio of the Fund will not lend securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Portfolio's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days.

     RESTRICTED SECURITIES Each Portfolio may invest in restricted securities (privately placed debt securities) and other securities which are not readily marketable, but will not acquire such securities if as a result they, together with the aggregate of other securities for which no quotations are readily available, would comprise more than 15% of the value of the Portfolio's net assets. Pursuant to Section 4(2) of the Securities Act of 1933 and Rule 144A under the Securities Act of 1933, as amended, if a substantial market among qualified institutional buyers develops for restricted securities held by any Portfolio, the Fund intends to treat such securities as liquid securities, in accordance with procedures approved by the Fund's Board of Directors.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Portfolio should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity.

     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     FOREIGN INVESTMENTS As indicated in the prospectus, the Fund may include foreign securities to a certain extent. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     FUTURES CONTRACTS AND OPTIONS Each Portfolio except the Short-Term Federal Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio of the Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of each Portfolio's total assets. In addition, a Portfolio of the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge it effectively.

     A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. Additionally, a Portfolio incurs the risk that the adviser will incorrectly predict future interest rate trends. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

                               PURCHASE OF SHARES

     Each Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

                              REDEMPTION OF SHARES

     Each Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in readily marketable investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio.

                              SIGNATURE GUARANTEES

     To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s), and/or to an address other than the address of record; and (2) share transfer requests. These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     A guarantor must be a bank, broker or any other guarantor that Vanguard deems acceptable. Notaries public are not acceptable guarantors.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Each Portfolio's shares may be exchanged without cost for shares of any other Portfolio, or for the shares of any open-end Fund currently offering its shares to new investors in The Vanguard Group ("Vanguard"). A shareholder of any other open-end Fund in Vanguard may likewise exchange his shares for shares of any of the Fund's Portfolios. Exchange requests may be made either by mail, telephone or telegraph.

     Telephone and telegraph exchanges (referred to as "expedited exchanges") will be accepted only if the account of the shareholder and the registration of the two accounts is identical. Requests for expedited exchanges received prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be processed at the next determined net asset value after such request is received. Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be processed on the next business day. No expedited exchanges will be accepted into, or from, Vanguard Balanced Index Fund, Vanguard Index Trust Fund, Vanguard International Equity Index Fund and Vanguard Quantitative Portfolios. Neither the Fund nor Vanguard will be responsible for the authenticity of exchange instructions received by telephone or telegraph, provided that reasonable security procedures are observed. Expedited exchanges may also be subject to limitations as to amounts and frequency, and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders. Shareholders may obtain the terms of these limitations, which may be revised at any time, from Vanguard.

     Any such exchange will be based on the respective net asset values of the shares involved. There are no sales commissions or charges of any kind. Before making an exchange, a shareholder should consider the investment objectives and policies of the Portfolio or fund to be purchased, and other relevant information (including the minimum initial investment), which can be found in the prospectus relating to that particular Portfolio or fund. A prospectus for any of the Vanguard funds or Portfolios may be obtained from Vanguard.

     For Federal income tax purposes an exchange between funds or Portfolios is a taxable event and, accordingly, a capital gain or loss may be realized. The exchange privilege may be modified or terminated at any time, and any of the Portfolios or Vanguard funds may limit or discontinue the offering of its shares without notice to shareholders.

                               TRANSFER OF SHARES

     Fund shares may be transferred to another person by sending appropriate written instructions to Vanguard. The account must be clearly identified and include the number of shares to be transferred and the signatures of all registered owners. The signature on the letter of instructions or any stock power must be guaranteed. As in the case of withdrawals, the written request must be received in "Good Order" before any transfer can be made.

                          INFORMATION FOR SHAREHOLDERS

     Following any purchase or redemption, a shareholder will receive a statement which reflects all activity during the current calendar year. Each shareholder will also receive a quarterly statement, which includes valuation as of the day the statement is prepared.

     Shareholders will receive semiannual financial statements audited at least annually by independent accountants whose selection is ratified by shareholders.

                             INVESTMENT LIMITATIONS

     The Fund is subject to the following limitations which may not be changed with respect to a particular Portfolio without the approval of at least a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940) of that Portfolio. A Portfolio will not:

      1) Invest in commodities or commodity contracts or purchase or sell real estate, although it may purchase and sell marketable securities of companies which deal in real estate or interests therein; except that each Portfolio except the Short-Term Federal Portfolio may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of its assets is required as margin deposit for futures contracts and not more than 20% of its assets is invested in such instruments at any time;

      2) Write, purchase or sell warrants, put or call options, or combinations thereof, except as specified above in (1);

      3) Invest in interests in oil, gas, or other mineral exploration or development programs;

      4) Make loans to other persons (except by (i) the purchase of the debt obligations in which the Portfolio is authorized to invest in accordance with its investment policies, and (ii) as provided under "Lending of Securities");

      5) Purchase securities on margin or sell securities short, except as specified above in (1);

      6) With respect to 75% of assets, purchase for the Portfolio more than 10% of the outstanding voting securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or purchase securities of any issuer (except obligations of the U.S. Government and its agencies and instrumentalities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      7) Borrow money, except that the Portfolio may borrow from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 15% of the value of the Portfolio's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's net assets, the Portfolio will not make any additional investments;

      8) Pledge, mortgage or hypothecate the Portfolio's assets to an extent greater than 5% of the value of its total assets;

      9) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.);

     10) Invest for the purpose of controlling management of any company;

     11) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Portfolio will invest only in investment companies which have investment objectives and investment policies consistent with those of the Portfolio;

     12) Invest more than 5% of the value of the Portfolio's total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, except investments in obligations guaranteed by the U.S. Government, or issued by its agencies or instrumentalities;

     13) Concentrate its investments in a particular industry, although it may invest up to 25% of the Portfolio's total assets (taken at value) in the securities of issuers, all of which conduct their principal business activities in the same industry, provided that (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, and (ii) utility companies will be divided according to their services; for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and (iii) financial service companies will be classified according to the end users of their services, as follows: Finance-Automobiles, Finance-Banks, Finance-Consumers and Finance-Diversified; and

     14) Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of investment securities.

     The above-referenced investment limitations are considered at the time that portfolio securities are purchased. Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Fund and other investment companies. See "MANAGEMENT OF THE FUND."

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, Chairman and Director*              ALFRED M. RANKIN, JR., Director
  Chairman and Director of The Vanguard Group,     Chairman, President, and Chief Executive
  Inc., and of each of the investment              Officer of NACCO Industries, Inc.; Director of
  companies in The Vanguard Group; Director of       The BFGoodrich Company, and The Standard
  The Mead Corporation, General Accident             Products Company.
  Insurance and Chris-Craft Industries, Inc.       JOHN C. SAWHILL, Director
JOHN J. BRENNAN, President, Chief Executive        President and Chief Executive Officer, The
Officer and Director*                              Nature Conservancy; formerly, Director and
  President, Chief Executive Officer and             Senior Partner, McKinsey & Co., President,
  Director of The Vanguard Group, Inc., and of       New York University; Director of Pacific Gas
  each of the other investment companies in          and Electric Company, Procter & Gamble
  The Vanguard Group.                                Company and NACCO Industries.
ROBERT E. CAWTHORN, Director                       JAMES O. WELCH, JR., Director
  Chairman Emeritus and Director of                Retired Chairman of Nabisco Brands, Inc.,
  Rhone-Poulenc Rorer, Inc.; Director of Sun       retired Vice Chairman and Director of RJR
  Company, Inc., Westinghouse Electric               Nabisco; Director of TECO Energy, Inc. and
  Corporation and Global Health Care                 Kmart Corporation.
  Partners/DLJ Merchant Banking Partners.          J. LAWRENCE WILSON, Director
BARBARA BARNES HAUPTFUHRER, Director               Chairman and Chief Executive Officer of Rohm &
  Director of The Great Atlantic and Pacific       Haas Company; Director of Cummins Engine
  Tea Company, Ikon Business Solutions, Inc.,        Company; and Trustee of Vanderbilt
  Raytheon Company, Knight-Ridder, Inc. and          University.
  Massachusetts Mutual Life Insurance Co. and
  Trustee Emerita of Wellesley College.            RAYMOND J. KLAPINSKY, Secretary*
                                                   Senior Vice President and Secretary of The
BRUCE K. MACLAURY, Director                        Vanguard Group, Inc.; Secretary of each of the
  President Emeritus of The Brookings                investment companies in The Vanguard Group.
  Institution; Director of American Express
  Bank, Ltd., The St. Paul Companies, Inc. and     RICHARD F. HYLAND, Treasurer*
  National Steel Corporation.                      Treasurer of The Vanguard Group, Inc. and of
                                                   each of the investment companies in The
BURTON G. MALKIEL, Director                          Vanguard Group.
  Chemical Bank Chairman's Professor of
  Economics, Princeton University; Director of     KAREN E. WEST, Controller*
  Prudential Insurance Co. of America, Amdahl      Principal of The Vanguard Group, Inc.;
  Corporation, Baker Fentress & Co., The           Controller of each of the investment companies
  Jeffrey Co. and Southern New England               in The Vanguard Group.
  Communications Company.                          ---------------
                                                   *Officers of the Fund are "interested persons"
                                                   as defined in the Investment Company Act of
                                                   1940.


     THE VANGUARD GROUP Vanguard Fixed Income Securities Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under methods approved by the Board of Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing and custodian fees.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions.

However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At January 31, 1997, the Fund had contributed capital of $2,133,000 to Vanguard, representing 10.7% of Vanguard's capitalization. The Funds' Service Agreement provides for the following arrangement: (1) each Vanguard Fund may invest a maximum of 0.40% of its assets in Vanguard and (2) there is no restriction on the maximum cash investment that the Vanguard Funds may make in Vanguard.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended January 31, 1997, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $46,469,000.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended January 31, 1997, the Fund paid approximately $5,413,000 of the Group's distribution and marketing expenses, which represented an effective annual rate of .03% of 1% of the Fund's average net assets.

     INVESTMENT ADVISORY SERVICES Vanguard also provides investment advisory services to the Short-Term Corporate, Short-Term Federal, Short-Term U.S. Treasury, Intermediate-Term Corporate, Intermediate-Term U.S. Treasury and Long-Term U.S. Treasury Portfolios of the Fund, Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Institutional Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, the REIT Index Portfolio of Vanguard Specialized Portfolio, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard California Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

     REMUNERATION OF DIRECTORS AND OFFICERS The Fund pays each Director, who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.

     The following information is furnished with respect to the Directors and Officers of the Fund for whom the Fund's proportionate shares of remuneration exceeded $60,000 for the fiscal year ended January 31, 1997 and for all Directors and Officers as a group:

                                                                                    DIRECT
              NAMES IN CAPACITIES IN WHICH REMUNERATION WAS RECEIVED             REMUNERATION
    --------------------------------------------------------------------------  ---------------
    John C. Bogle, Chairman...................................................     $ 348,563
    John J. Brennan, President and Chief Executive Officer....................     $ 214,111
    All Directors and Officers as a group.....................................     $ 678,496(1)

---------------
(1) Includes, in the aggregate, $67,000 of fees and expenses paid by the Fund, to its "non-interested" Directors, and the Fund's proportionate share of remuneration paid by Vanguard to all Officers of the Fund, as a group.

                     VANGUARD FIXED INCOME SECURITIES FUND
                               COMPENSATION TABLE

                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                      --                    --                     --                      --
John J. Brennan(1)                    --                    --                     --                      --
Barbara Barnes Hauptfuhrer        $7,543               $ 1,171                $15,000                 $65,000
Robert E. Cawthorn                $7,543               $   976                $13,000                 $65,000
Bruce K. MacLaury                 $8,173               $ 1,146                $12,000                 $60,000
Burton G. Malkiel                 $7,543               $   781                $15,000                 $65,000
Alfred M. Rankin, Jr.             $7,543               $   616                $15,000                 $65,000
John C. Sawhill                   $7,543               $   732                $15,000                 $65,000
James O. Welch, Jr.               $7,543               $   901                $15,000                 $65,000
J. Lawrence Wilson                $7,543               $   651                $15,000                 $65,000

---------------
(1) As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2) The amounts reported in this column reflect the total compensation paid to each Director for his or her service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

     Directors who are not Officers are paid an annual fee based on the number of years of service on the Board, up to fifteen years of service, upon retirement. The fee is equal to $1,000 for each year of service and each investment company member of The Vanguard Group contributes a proportionate amount to this fee based on its relative net assets. This fee is paid, subsequent to a Director's retirement, for a period of ten years or until the death of a retired Director. Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of the Officer's compensation during the year that exceeds the Social Security Taxable Wage Base then in effect. The Fund's proportionate share of retirement contributions made by Vanguard under its Retirement and Thrift Plans on behalf of all eligible Officers of the Fund, as a group, during the fiscal year ended January 31, 1997 was approximately $16,050.

                          INVESTMENT ADVISORY SERVICES
         GNMA, LONG-TERM CORPORATE AND HIGH YIELD CORPORATE PORTFOLIOS

     The Fund employs Wellington Management Company, LLP (the "Adviser") under an investment advisory agreement dated May 1, 1996 to manage the investment and reinvestment of the assets of the Fund's GNMA, Long-Term Corporate and High Yield Corporate Portfolios and to continuously review, supervise and administer the investment program for each such Portfolio. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

     The GNMA, Long-Term Corporate, and High Yield Corporate Portfolios pay the Adviser an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of the three Portfolios for the quarter:

                                 GNMA PORTFOLIO

                                       NET ASSETS                                        RATE
    ---------------------------------------------------------------------------------   ------
    First $3 billion.................................................................    .020%
    Next $3 billion..................................................................    .010%
    Over $6 billion..................................................................    .008%

                         LONG-TERM CORPORATE PORTFOLIO

                                       NET ASSETS                                        RATE
    ---------------------------------------------------------------------------------   ------
    First $1 billion.................................................................    .040%
    Next $1 billion..................................................................    .030%
    Next $1 billion..................................................................    .020%
    Over $3 billion..................................................................    .015%

                         HIGH-YIELD CORPORATE PORTFOLIO

                                       NET ASSETS                                        RATE
    ---------------------------------------------------------------------------------   ------
    First $1 billion.................................................................    .060%
    Next $1 billion..................................................................    .040%
    Next $1 billion..................................................................    .030%
    Over $3 billion..................................................................    .025%

     The fee, as determined above, is allocated to each Portfolio based on the relative net assets of each.

     During the fiscal years ended January 30, 1995, 1996 and 1997, the three Portfolios paid the following advisory fees to WMC:

                                                               FISCAL YEAR ENDED JANUARY 31,
                                                           --------------------------------------
                         PORTFOLIO                            1995          1996          1997
    ----------------------------------------------------   ----------    ----------    ----------
    GNMA................................................   $1,286,000    $1,181,000    $  992,000
    Long-Term Corporate.................................   $1,131,000    $1,118,000    $  951,000
    High Yield Corporate................................   $1,389,000    $1,444,000    $1,370,000

     The fees set forth above were paid under the terms of a previous advisory agreement that called for a higher rate of fees. The present agreement continues until April 30, 1998, and may be continued thereafter for successive one-year periods, as long as such continuance is specifically approved at least annually
(a) by a vote of a majority of those members of the Board of Directors of the Fund who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of each of the GNMA, Long-Term Corporate and High Yield Corporate Portfolios; provided, however, that if the holders of any one of these Portfolios fail to approve the agreement, the Adviser may continue to serve as investment adviser to the Portfolio which approved the agreement, and to the Portfolio which did not approve the agreement until new arrangements have been made. The agreement may be terminated by any Portfolio at any time, without penalty, by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding shares of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund. The agreement will automatically terminate in the event of its assignment.

     The Fund's Board of Directors may, without the approval of shareholders, provide for:

          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

          B. A change in the terms of an advisory agreement.

          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

     Because the Adviser provides only investment advisory services to the Fund and has no control over the Fund's expenses, the Adviser has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with state authorities which require an expense guarantee.

     DESCRIPTION OF THE ADVISER Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

                   SHORT-TERM CORPORATE, SHORT-TERM FEDERAL,
             SHORT-TERM U.S. TREASURY, INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM U.S. TREASURY AND LONG-TERM U.S. TREASURY PORTFOLIOS

     The Short-Term Corporate, Short-Term Federal, Short-Term U.S. Treasury, Intermediate-Term Corporate, Intermediate-Term U.S. Treasury and Long-Term U.S. Treasury Portfolios receive all investment advisory services on an "internalized," at-cost, basis from an experienced investment management staff employed directly by Vanguard. This staff also provides investment advisory services to Vanguard Money Market Reserves, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard Balanced Index Fund, Vanguard Admiral Funds, the Balanced Portfolio of Vanguard Tax-Managed Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund and the Money Market and High-Grade Bond Portfolios of Vanguard Variable Insurance Fund. The compensation and other expenses of the staff are allocated among the Portfolios of the Fund and the other Funds listed above. During the fiscal years ended January 31, 1995, 1996 and 1997, the Short-Term Corporate Portfolio's share of these expenses totaled approximately $391,000, $408,000 and $543,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997, the Intermediate-Term Corporate Portfolio's share of these expenses totaled approximately $10,000, $28,000 and $63,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997, the Long-Term U.S. Treasury Portfolio's share of these expenses totaled approximately $82,000, $94,000 and $122,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997, the Short-Term Federal Portfolio's shares of these expenses totaled approximately $204,000, $193,000 and $185,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997 the Short-Term and Intermediate-Term U.S. Treasury Portfolios' share of these expenses totaled approximately $186,000, $230,000 and $288,000 respectively.

     The investment management staff is supervised by the senior Officers of the Fund. The senior Officers, who are also Officers of Vanguard, Vanguard Money Market Reserves, Vanguard Institutional Portfolios, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Vanguard State Tax-Exempt Funds, and Vanguard Variable Insurance Fund, are directly responsible to the Board of Directors of the Fund. The Board of Directors, elected annually by shareholders, sets broad policies for the Fund and chooses its Officers.

                             PORTFOLIO TRANSACTIONS
         GNMA, LONG-TERM CORPORATE AND HIGH YIELD CORPORATE PORTFOLIOS

     The investment advisory agreement authorizes Wellington Management Company, LLP (the "Adviser") (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Adviser. The Adviser considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, the Adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Adviser.

                   SHORT-TERM CORPORATE, SHORT-TERM FEDERAL,
             SHORT-TERM U.S. TREASURY, INTERMEDIATE-TERM CORPORATE, INTERMEDIATE-TERM U.S. TREASURY, AND LONG-TERM U.S. TREASURY PORTFOLIOS

     Brokers or dealers who execute transactions for the Short-Term Corporate, Short-Term Federal, Short-
Term U.S. Treasury, Intermediate-Term Corporate, Intermediate-Term U.S. Treasury, and Long-Term U.S.
Treasury Portfolios are selected by Vanguard's investment management staff, which is responsible for using its best efforts to obtain the best available price and most favorable execution for each transaction. Principal transactions are made directly with issuers, underwriters and market makers and usually do not involve brokerage commissions, although underwriting commissions and dealer mark-ups may be involved. Brokerage transactions are placed with brokers deemed most capable of providing favorable terms; where more than one broker can offer such terms, consideration may be given to brokers who provide the staff with research and statistical information.

     Vanguard's investment management staff may occasionally make recommendations to other Vanguard Funds or clients which result in their purchasing or selling securities simultaneously with the Portfolios. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the staff's policy not to favor one client over another in making recommendations or placing an order. If two or more clients are purchasing a given security on the same day from the same broker-dealer, such transactions may be averaged as to price.

                                 ALL PORTFOLIOS

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified brokers or dealers who recommend the shares of the Fund to their clients and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of shares by a broker or dealer in selecting among qualified brokers or dealers.

     The Fund did not incur any brokerage commissions in the 1994 and 1995 fiscal years. The total brokerage commission paid by the Fund for the fiscal year ended January 31, 1996 was $4,500. The Fund did not incur any brokerage commissions for the fiscal year ended January 31, 1997.

                             YIELD AND TOTAL RETURN

     The yield* of each portfolio of the Fund for the 30-day period ended January 31, 1997 is set forth below:

    Short-Term U.S. Treasury Portfolio..............................................    5.91%
    Short-Term Federal Portfolio....................................................    5.93%
    Short-Term Corporate Portfolio..................................................    6.18%
    Intermediate-Term U.S. Treasury Portfolio.......................................    6.42%
    GNMA Portfolio..................................................................    6.98%
    Long-Term U.S. Treasury Portfolio...............................................    6.72%
    Long-Term Corporate Portfolio...................................................    7.24%
    High Yield Corporate Portfolio..................................................    8.69%(1)
    Intermediate-Term Corporate.....................................................    6.84%


     The Institutional Shares of the Short-Term Corporate Portfolio was not offered prior to July 21, 1997.


---------------
     * The yield for each portfolio of the Fund is calculated daily. Further, in calculating the yield, the premiums and discounts on asset-backed securities are not amortized.

     (1) Yield for the High Yield Corporate Portfolio reflects a premium based on the possibility that interest payments on some bonds may be reduced or eliminated. Also, since bonds with higher interest coupons may be replaced by bonds with lower coupons, income dividends are subject to reduction.

     The average annual total return of each Portfolio of the Fund for the one-, five- and ten-year periods ending January 31, 1997 is set forth below:

                                                       1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED
                                                         1/31/97          1/31/97          1/31/97
                                                       ------------    -------------    --------------
    Short-Term U.S. Treasury Portfolio..............        3.89%            5.92%            6.13%*
    Short-Term Federal Portfolio....................        4.51%            6.02%            7.46%*
    Short-Term Corporate Portfolio..................        4.52%            6.42%            7.57%
    GNMA Portfolio..................................        5.15%            7.22%            8.47%
    Intermediate-Term U.S. Treasury Portfolio.......        1.28%            7.60%             7.93*
    Intermediate-Term Corporate Portfolio...........        2.29%            5.79%*             N/A
    Long-Term U.S. Treasury Portfolio...............       -1.85%            8.99%            8.59%
    Long-Term Corporate Portfolio...................        0.86%            9.16%            9.17%
    High Yield Corporate Portfolio..................        9.01%           11.26%            9.28%


     The Institutional Shares of the Short-Term Corporate Portfolio was not offered prior to July 21, 1997.


---------------
     * Since inception: Short-Term Federal Portfolio -- December 31, 1987
                        Short-Term U.S. Treasury and Intermediate-Term U.S. Treasury Portfolios -- began operations October 28, 1991 Intermediate-Term Corporate -- November 1, 1993

                              FINANCIAL STATEMENTS


     The Fund's financial statements for the fiscal year ended January 31, 1997, including the financial highlights for each of the five years in the period ended January 31, 1997, appearing in the Fund's 1997 Annual Report to Shareholders, and the reports thereon of Price Waterhouse LLP, independent accountants, also appearing in the Annual Report, are incorporated by reference in this Statement of Additional Information. The Fund's 1997 Annual Report to Shareholders does not include information for the Institutional Shares of the Short-Term Corporate Portfolio because such class of shares was not offered during the Fund's 1997 fiscal year.


                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of the Vanguard Group, including each Portfolio of Vanguard Fixed Income Securities Fund, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX -- is a market-weighted index that contains approximately 4700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LEHMAN BROTHERS INTERMEDIATE-TERM CORPORATE BOND INDEX -- consists of all investment grade corporate debt with maturities of 5 to 10 years.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                               OTHER DEFINITIONS

     Marketing literature for the Portfolios of Vanguard Fixed Income Securities Fund, Inc., may from time to time refer to or discuss a Portfolio's DURATION. Duration is the weighted average life of a Portfolio's debt instruments measured on a present-value basis; it is generally superior to average weighted maturity as a measure of a Portfolio's potential volatility due to changes in interest rates.

     Unlike a Portfolio's average weighted maturity, which takes into account only the stated maturity date of the Portfolio's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four-year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

     In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4-year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc., ("Moody's") description of its four highest bond ratings: AAA -- judged to be the best quality. They carry the smallest degree of investment risk; AA -- judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; BAA -- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. BA -- judged to have speculative elements; their future cannot be considered as well assured;
B -- generally lack characteristics of the desirable investment; CAA -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA -- speculative in a high degree; often in default; C -- lowest rated class of bonds; regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings: AAA -- highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree; A -- regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC -- predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and CC the highest.

     S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

II. DESCRIPTION OF GNMA MORTGAGE-BACKED CERTIFICATES

     GNMA (Government National Mortgage Association) Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the GNMA Portfolio will purchase are of the "modified pass-through" type. "Modified pass-through" Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     THE GNMA GUARANTEE The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a group (or pool) of mortgages insured by FHA or FHMA, or guaranteed by VA. The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     THE LIFE OF GNMA CERTIFICATES The average life of GNMA Certificates is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. (Note: Due to the GNMA guarantee, foreclosures impose no risk to principal investment.) As prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

     YIELD CHARACTERISTICS OF GNMA CERTIFICATES The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages. GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the issuer is paid an annual fee of 0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

     The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates may be issued at a premium or discount, rather than at par.

     2. After issuance, Certificates may trade in the secondary market at a premium or discount.

     3. Interest is earned monthly, rather than semiannually as for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. That is, if mortgagors pay off their mortgages early, the principal returned to Certificate holders may be reinvested at more or less favorable rates.

     In quoting yields for GNMA Certificates, the standard practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly .25 of 1% more than high-grade corporate bonds and .50 of 1% more than U.S. Government and U.S. Government Agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

     MARKET FOR GNMA CERTIFICATES Since the inception of the GNMA Mortgage-Backed Securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make the GNMA Certificates a highly liquid instrument. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

     "WHEN ISSUED" SECURITIES GNMA securities may be purchased and sold on a when issued and delayed delivery basis. Delayed delivery or when issued transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio engages in "when issued" and delayed delivery transactions, the Portfolio relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When issued and delayed delivery transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to the transaction. A separate account of liquid assets equal to the value of such purchase commitments will be maintained until payment is made. To the extent the Portfolio engages in "when issued" and delayed delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

III. COMMERCIAL PAPER

     A Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's or Prime-1 by Moody's, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by Standard & Poor's. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, Vanguard's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer, and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. U.S. GOVERNMENT SECURITIES

     The term "U.S. Government securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term also refers to "repurchase agreements" collateralized by such securities.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority.

     An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal

Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.

V. BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Frequently, dealers selling variable rate certificates of deposit to a Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers; such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed-rate certificates of deposit. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

VI. SHORT AND INTERMEDIATE TERM CORPORATE DEBT SECURITIES

     Outstanding non-convertible corporate debt securities (e.g. bonds and debentures) which are rated Baa3 or better either by Moody's Investors Service, Inc. ("Moody's") or BBB- or better by Standard & Poor's Corporation ("Standard & Poor's") are considered investment grade.

VII. FOREIGN INVESTMENTS

     The Short-Term Corporate, Intermediate-Term Corporate, High Yield Corporate and Long-Term Corporate Portfolios may invest in the securities (payable in U.S. dollars) of foreign issues and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). Because the Portfolios invest in such securities, investment in the Portfolios involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. Such risks may include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities held, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other restrictions by foreign governments which may adversely affect the payment of principal and interest on securities held by the Portfolios, difficulty in obtaining and enforcing court judgments abroad, the possibility of restrictions on investments in other jurisdictions, reduced levels of government regulation of securities markets in foreign countries, and difficulties in effecting the repatriation of capital invested abroad. The Short-Term Corporate and Intermediate-Term Corporate Portfolios will not purchase any such foreign security if, as a result, more than 20% of the value of the Portfolio's total assets would be invested in such securities.

VIII. ZERO COUPON TREASURY BONDS

     All Portfolios may invest in zero coupon Treasury bonds, a term used to describe U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, or the coupons themselves, and also receipts or certificates representing interest in such stripped debt obligations and coupons. The timely payment of coupon interest and principal on these instruments remains guaranteed by the "full faith and credit" of the United States Government.

     A zero coupon bond does not pay interest. Instead, it is issued at a substantial discount to its "face value" -- what it will be worth at maturity. The difference between a security's issue or purchase price and its face value represents the imputed interest an investor will earn if the security is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Fund, which expects to qualify as a regulated investment company, intends to pass along such interest as a component of a Portfolio's distributions of net investment income.

     Zero coupon bonds may offer investors the opportunity to earn higher yields than those available on U.S. Treasury bonds of similar maturity. However, zero coupon bond prices may also exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest is returned to the investor.

IX. COLLATERALIZED MORTGAGE OBLIGATIONS

     The Short-Term Federal, Short-Term Corporate, Intermediate-Term Corporate and the Short-, Intermediate- and Long-Term U.S. Treasury Portfolios may invest in collateralized mortgage obligations (CMOs), bonds that are collateralized by whole loan mortgages or mortgage pass-through securities.
The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche". Under the CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. The primary risks involved in any mortgage security, such as a CMO issuance, is its exposure to prepayment risk. To the extent a particular tranche is exposed to this risk, the bondholder is generally compensated in the form of higher yield. In order to provide security, in addition to the underlying collateral, many CMO issues also include minimum reinvestment rate and minimum sinking-fund guarantees. Typically, the Portfolios will invest in those CMOs that most appropriately reflect their average maturities and market risk profiles. Consequently, the Short-Term Portfolios invest only in CMOs with highly predictable short-term average maturities. Similarly, the Intermediate- and Long-Term Treasury Portfolios will invest in those CMOs that carry market risks consistent with intermediate- and long-term bonds.

X. REAL ESTATE

     The GNMA Portfolio may invest in real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

                                     PART C
                  VANGUARD FIXED INCOME SECURITIES FUND, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS

     The Registrant's financial statements for the year ended January 31, 1997, including Price Waterhouse LLP's reports thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Report to Shareholders which has been filed with the Commission. The financial statements, for each of the Registrant's Portfolios, included in the Annual Report respectively are:


      1. Statements of Net Assets as of January 31, 1997.

      2. Statements of Operations for the period ended January 31, 1997.
      3. Statement of Changes of Net Assets for the periods ended January 31, 1996 and January 31, 1997.

      4. Financial Highlights for each of the periods ended January 31, 1997 as indicated in the annual report.

      5. Notes to Financial Statements.
      6. Reports of Independent Accountants.

     (B) EXHIBITS


      1. Articles of Incorporation.**


      2. By-Laws of Registrant.**


      3. Not Applicable.


      4. Not Applicable.


      5. Not Applicable.


      6. Not Applicable.


      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information.


      8. Form of Custody Agreement.**


      9. Form of Vanguard Service Agreement.**


     10. Opinion of Counsel.**


     11. Consent of Independent Accountants.*


     12. Not Applicable.


     13. Not Applicable.


     14. Not Applicable.


     15. Not Applicable.


     16. Schedules for Computation of Performance Quotations.*


     18. Registrant's Form of Multiple Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940.*


     19. Powers-of-Attorney.**


     27. Financial Data Schedules.*

---------------

 * Filed herewith.


** Previously filed.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     On January 31, 1997 the number of shareholders of each Portfolio of the Fund was:

        Long-Term Corporate Portfolio..........................................   100,812
        High Yield Corporate Portfolio.........................................   113,902
        GNMA Portfolio.........................................................   245,278
        Short-Term Corporate Portfolio.........................................   113,338
        Long-Term U.S. Treasury Portfolio......................................    39,716
        Short-Term Federal Portfolio...........................................    55,933
        Intermediate-Term U.S. Treasury Portfolio..............................    48,042
        Short-Term U.S. Treasury Portfolio.....................................    38,956
        Intermediate-Term Corporate Portfolio..................................    16,104

ITEM 27. INDEMNIFICATION

     Reference is made to Article XI of Registrant's Articles of Incorporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part "A" of this Registration Statement and "Investment Advisory Services" in Part "B" of this Registration Statement.

     Wellington Management Company, LLP ("Wellington Management") is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Wellington Management, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management pursuant to the Advisers Act (SEC File No. 801-159089).

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None.

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company
Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant;
Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge,
Pennsylvania 19482; and the Registrant's Custodians, CoreStates Bank, N.A., Philadelphia, Pa., State Street Bank and Trust Company, Boston, MA. and Morgan Guaranty Trust Company, New York, N.Y.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 22nd day of May, 1997.


    VANGUARD FIXED INCOME SECURITIES FUND, INC.

BY: (Raymond J. Klapinsky) John J. Brennan*, President & Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board and Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    John J. Brennan*, President, Director
    and Chief Executive Officer

    May 22, 1997


BY: (Raymond J. Klapinsky)
    Robert E. Cawthorn*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director

    May 22, 1997


BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer

    May 22, 1997


---------------
*As Attorney-in-Fact, pursuant to Power-of-Attorney. See Form SE filed for the
 Windsor Funds, Inc. (File Number 2-14336), as filed with the Commission on or about January 23, 1990, incorporated by reference.

                               INDEX TO EXHIBITS


Consent of Independent Accountants...................................................  EX-99.B11
Schedule for Computation of Performance Quotations...................................  EX-99.B16
Form of Multiple Class Plan..........................................................  EX-99.B18
Financial Data Schedule..............................................................      EX-27